UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

9715 Key West Avenue, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2021, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) entered into a Commercial Supply Agreement with Catalent Pharma Solutions, LLC (the “Agreement”), with an effective date of May 12, 2021, that defines each party’s responsibilities with respect to the processing, validation and maintenance services for the bulk pharmaceutical product containing Viloxazine HCL (“API”), which is Qelbree™ extended release capsules (the “Product”). The Company entered into the Agreement in connection with the final approval of the Product by the U.S. Food and Drug Administration, which was received on April 2, 2021, and the commercial launch of the Product, which occurred on May 24, 2021.

Under the Agreement, the parties agreed that Catalent Pharma Solutions, LLC will manufacture at its facility, in accordance with mutually agreed upon specifications and current good manufacturing practices, commercial quantities of the Product worldwide, except for countries targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or the United States. Supernus will be responsible for providing, at no cost to Catalent Pharma Solutions, LLC, API and other materials required in connection with the manufacture of the Product, and Catalent Pharma Solutions, LLC will be responsible for procuring all raw materials, supplies, components and packaging necessary for the compounding, filling or tableting, encapsulating, producing and bulk packaging (but not secondary or retail packaging) of Product in accordance with the specifications.

The Agreement will continue until December 31, 2026, unless earlier terminated, and will automatically be extended for successive two year periods until one party gives notice to the other party.

The foregoing description of the terms of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. Unless otherwise defined herein, the capitalized terms used above shall have the same meaning ascribed to them in the Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: May 26, 2021	By:	/s/ James P. Kelly
James P. Kelly
Executive Vice-President and Chief Financial Officer